DEAR FELLOW SHAREOWNERS,

Pioneer II completed its 26th fiscal year on September 30, 1995. After a slow start in the final three months of 1994, domestic financial markets improved significantly, reaching historic levels on numerous occasions in 1995. Your Fund took part in the market's impressive momentum and turned in a solid performance.

                             HOW YOUR FUND PERFORMED

For the 12 months ended September 30, 1995, we report the following results for Pioneer II:

     * The Fund's total return was 19.92%, based on net asset value. Total return represents the change in net asset value per share and assumes the reinvestment of all distributions at net asset value.

     * Dividends totaling $0.30, and a capital gains distribution of $1.805, were paid for the year.

     * The Fund's net asset value per share stood at $20.66 on September 30, 1995, versus $19.38 one year earlier, even after the payment of distributions.


For additional performance information, please turn to page 4.

                     DOMESTIC MARKETS MOVED AHEAD STRONGLY
                            AS FISCAL YEAR PROGRESSED

Rising interest rates, brought on by fears of inflation, worked against financial markets in the United States for the first quarter of your Fund's fiscal year. The Federal Reserve (the Fed) raised short-term interest rates in November 1994 to 5.5% in an attempt to quell inflationary concerns. Investors, however, showed as much apprehension about higher rates as they did toward inflation. As a result, financial markets lagged, as they had for much of 1994.

Moving into 1995, however, investors began to view the Fed's actions more favorably, seeing them as a commitment to keep inflation low. When the Fed acted again in February, raising short-term interest rates to 6%, investors reacted positively. As inflation remained low and signs of a slowing economy became more apparent, long-term interest rates moved lower and created a more optimistic climate for investing. The Fed intervened once again on July 6 -- this time lowering short-term rates to 5.75% -- to keep the economy from slowing too much. This latest Fed action also boosted investor spirits, further benefiting financial markets. Reflecting this, the Dow Jones Industrial Average of 30 large-capitalization stocks gained 27.93% for the year ended September 30, while the broader-based Standard & Poor's 500 Index returned 29.64%. Stocks of large technology companies led the market rally, hitting record-high prices. Of course, with these record levels came heightened volatility, as huge investor demand for issues created some significant price swings.

Changing interest rates also created volatility, both in the U.S. and overseas. Emerging markets in particular were affected, especially early in the period when investors exited these areas and moved back to the U.S. to take advantage of higher returns. Performance improved as U.S. interest rates moved lower; this gave other countries the chance to lower their rates to amplify economic growth and become more attractive to investors. The decline of the U.S. dollar versus the Japanese yen and German deutschemark also affected markets worldwide. Japan was particularly sensitive to the weaker dollar, since its exports to the U.S. comprise such an important part of many business es. As a result, many Japanese stocks declined in value. The situation improved later in the period, however, thanks in large part to Germany's decision to lower interest rates. This helped the dollar rebound and regain ground lost earlier in the period.

                  FUND BENEFITED FROM A DIVERSIFIED PORTFOLIO

To pursue Pioneer II's objective of long-term capital growth, your management looks around the globe to uncover value in individual companies. While the Fund's holdings primarily are U.S.-based, we also have a number of investments in overseas markets, which totaled 17% of Pioneer II's portfolio on September 30, 1995. Our basic selection process for a stock remains the same regardless of location. We focus on reasonably priced companies with strong balance sheets, healthy cash flows and earnings, management ownership in the company, and global operations. We do not consider other investors' views about a sector to be a reason for investing in -- or avoiding -- an individual company.

The technology sector offers a good example. Over the past year, Wall Street became obsessed with technology issues. While many companies did experience high corporate earnings, stock prices of weak operations also were swept along by the market's euphoria toward the sector as a whole. Your management selected a number of companies -- both U.S.- and foreign-based -- including Noki a, Intel, SAP, Motorola, Allen Group, and Arrow Electronics, we believed exhibited growth potential based on their individual company merits, not market momentum. When these holdings appreciated sharply during the year, and began to reach the target prices we had set, we trimmed the Fund's positions and took gains. Reflecting this, the Fund's weighting in technology at September 30 stood at 10%, versus 13% 12 months earlier.

The technology holdings, while creating impressive profits for the Fund, did not match some of the mammoth gains that technology-heavy market indexes saw for the year. Nonetheless, we think the Fund's broad diversification and our strict buy and sell discipline remain the best approaches to long-term investing. While there are times your Fund may not fully participate in a sector's run-up, it also should not be as susceptible to declines when a single industry falls out of favor.

                        RESEARCH TURNED UP OPPORTUNITIES

With so much investor attention on technology stocks, your management found value in other industries. The Fund's financial stocks turned in strong results for the year, helped by lower interest rates as 1995 progressed. In addition, the FDIC's reduction in reserve requirements created substantial savings that should flow right through to the bottom line of financial companies. The industry continues to consolidate, with the pace of mergers and acquisitions picking up for banks of all sizes.

Many of the Fund's financial holdings are trading at seven-to-eight times their estimated 1996 earnings, with expectations of 10% annual growth; we think their impressive growth will continue, even if interest rates do not move much lower. Many of the companies not only are paying attractive dividends, but also are buying back some of their own stock. Where we already have seen significant stock price increases, we locked in gains by selling a portion of the Fund's position. Some of the Fund's best performers in this group over the year were Washington Mutual, a savings and loan institution, St udent Loan Marketing Association (Sallie Mae), a leading provider of students loans, and banks such as Banco De Santander, Norwest Company, BankAmerica, and Mellon Bank.

Durable-products companies turned in mixed results for the year; consumer spending on major purchases generally remained low, and demand for automobiles and other durable goods was stagnant. Regardless, we believe the Fund's holdings in this group are solid in terms of their individual potential. A good example is Cummins Engine Company, a producer of power systems and engines. Despite lackluster results this year due to slow vehicle sales, the company has a solid cash flow, strong balance sheet, significant insider ownership, and global exposure. These sound fundamentals, as well as a low price-to-earnings ratio, make Cummins Engine a good investment for your Fund, and we believe the stock's price eventually will reflect its true worth.

As we moved toward the end of the fiscal year, we increased Pioneer II's weighting in utility stocks, to 13% of the portfolio at September 30 versus 9% one year earlier. We added to holdings that our research shows are efficiently run, low-cost producers, have solid demand, excess cash flow, and are relatively immune to regulatory difficulties. Investments we especially like fall in the category of electric companies, including Dominion Resources, Union Electric Co. and Baltimore Gas & Electric Co.

The accompanying chart shows the diverse sectors represented in Pioneer II's portfolio at the end of the year.

                              SECTOR DISTRIBUTION

          (Percentage of equity investments as of September 30, 1995)

[PIE CHART]
Capital Goods             7%
Consumer Durables         8%
Consumer Non-Durables    15%
Financials               22%
Services                  9%
Technology               10%
Utilities                13%
Basic Industries         12%
Other                     4%

                                 LOOKING AHEAD

In 1995, events that hindered financial markets in 1994 were replaced with significantly improved market conditions, renewing investor optimism in the United States and, to some extent, overseas regions. While financial markets cannot sustain such scorching upward drives forever, the year already has well rewarded investors.

In our last annual report to you we emphasized that successful investors maintain a long-term outlook. While the Fund and stock market have been strong, they both will continue to be influenced by near-term conditions and, therefore, will experience day-to-day price swings. Investors should not try to "time the market." Instead, consider an investment's long-term potential, just as your Fund's management does. The current bullish market climate -- just as last year's bearish environment -- stresses the need for careful stock selection. While recent results remind us that stock market investing can create impressive results, they also remind us to keep in mind long-term objectives. We remain optimistic about the many investment choices that exist globally and are committed to identifying opportunities we believe will offer shareowners value and rewarding long-term returns.

Please refer to the following pages for the audited list of the Fund's portfolio holdings and financial statements as of September 30, 1995. If you have any questions about your investment in Pioneer II, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/S/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President,
Pioneer II
November 3, 1995

                         GROWTH OF A $10,000 INVESTMENT

This chart shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared with the growth of the Standard & Poor's 500 Index.

[LINE GRAPH]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sale charges. Investors cannot directly invest in the Index.

*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         SCHEDULE OF INVESTMENTS -- PIONEER II -- SEPTEMBER 30, 1995

PRINCIPAL
 AMOUNT                                                               VALUE
---------                                                             -----
                       INVESTMENTS IN SECURITIES -- 95.7%
                      CONVERTIBLE CORPORATE BONDS -- 0.1%
$ 5,000,000   Essar Gujarat Ltd., 5.5%, 1998                     $    5,000,000
                                                                 --------------
  TOTAL CONVERTIBLE
    CORPORATE BONDS
    (Cost $5,263,750) . . . . . . . . . . . . . . . . . . . .    $    5,000,000
                                                                 --------------
 SHARES
 ------
                            PREFERRED STOCKS -- 0.8%
      5,000   Hornbach Holding AG (non-voting)                   $    5,435,550
    166,500   S.A.P. AG                                              27,350,381
     38,406   Samsung Electronics Co., Ltd.                           5,128,973
      7,601   Samsung Electronics Co., Ltd.
                (New Preferred 1)                                       982,738
                                                                 --------------
  TOTAL PREFERRED STOCKS
    (Cost $10,912,674)  . . . . . . . . . . . . . . . . . . .    $   38,897,642
                                                                 --------------
                             COMMON STOCKS -- 94.8%
                            BASIC INDUSTRIES -- 11.4%
                               CHEMICALS -- 3.0%
    515,000   AKZO N.V. (A.D.R.)                                 $   30,964,375
     75,200   AKZO N.V.                                               9,105,528
     28,000   Bayer AG                                                7,194,692
    102,800   Chemicals and Plastics India Ltd.*                        382,210
    793,000   Cytec Industries Inc.*+                                45,894,875
  3,350,000   Methanex Corp.*                                        22,612,500
 14,000,000   Montedison SpA*                                         9,686,308
  3,539,957   Nan Ya Plastics Corp.                                   6,030,569
     40,000   Solvay S.A.                                            21,455,912
        200   Taiwan Styrene Monomer*                                       310
                                                                 --------------
                                                                 $  153,327,279
                                                                 --------------
                            FOREST PRODUCTS -- 1.0%
    550,000   Abitibi Price Inc.                                 $    9,556,250
      2,619   Hansol Paper (G.D.S.)*                                     55,889
  2,800,000   Longview Fibre Co.+                                    42,700,000
                                                                 --------------
                                                                 $   52,312,139
                                                                 --------------
                              IRON & STEEL -- 4.8%
     56,375   Acerinox S.A.                                      $    6,472,851
  4,368,300   Allegheny Ludlum Corp.+                                89,004,113
    831,900   Amcast Industrial Corp.+                               16,014,075
  1,050,000   A.M. Castle & Co.+                                     23,362,500
    548,100   British Steel Plc (A.D.R.)                             15,689,363
  9,530,000   China Steel Corp.                                       7,536,436
    117,800   Koninklijke Hoogovens
                & Staalfabrieken CVA                                  4,737,246
  1,829,000   National Steel Corp. (Class B)*+                       28,120,875
  1,860,000   Nippon Steel Co. *                                      6,560,124


                           IRON & STEEL -- CONTINUED
  1,993,600   Rouge Steel Co. (Class A)+                         $   46,351,200
                                                                 --------------
                                                                 $  243,848,783
                                                                 --------------
                            METALS & MINING -- 2.3%
  1,490,000   Ashanti Goldfields Co., Ltd.
                (G.D.R.) 144A                                    $   30,172,500
    125,000   Ashanti Goldfields Co., Ltd. (G.D.R.)                   2,531,250
    480,000   Indian Aluminum Co. (G.D.R.)                            3,600,000
  3,650,000   Industrias Penoles S.A.                                13,435,929
  2,100,000   Trinity Industries Leasing Co.+                        65,100,000
                                                                 --------------
                                                                 $  114,839,679
                                                                 --------------
                             PAPER PRODUCTS -- 0.0%
      6,550   Herlitz AG                                         $    1,197,550
                                                                 --------------
                             TIRE & RUBBER -- 0.3%
    305,500   Carlisle Companies, Inc.                           $   12,716,438
                                                                 --------------
  TOTAL BASIC INDUSTRIES . . . . . . . . . . . . . . . . .       $  578,241,868
                                                                 --------------
                             CAPITAL GOODS -- 6.2%
                       CONSTRUCTION & ENGINEERING -- 0.5%
    884,100   Clayton Homes, Inc.                                $   20,997,375
    235,500   India Cements Ltd. (G.D.R.)                             2,032,365
    210,000   Toll Brothers, Inc.*                                    3,963,750
                                                                 --------------
                                                                 $   26,993,490
                                                                 --------------
                             PRODUCER GOODS -- 5.7%
  2,144,300   Briggs & Stratton Corp.+                           $   86,308,075
  1,760,000   BW/IP, Inc.+                                           31,460,000
  1,609,300   Donaldson Co.+                                         39,629,013
  1,100,000   General Signal Corp.                                   32,175,000
    473,900   Indresco, Inc.*                                         8,470,963
    810,000   Komatsu, Ltd.                                           6,572,356
    140,411   Lafarge Coppee S.A.                                     9,287,117
    135,000   Lindberg Corp.                                            877,500
    170,000   Lindsay Manufacturing Co.*                              5,652,500
    127,000   Pechiney International S.A.                             8,171,790
  1,085,000   Tecumseh Products Co. (Class A)                        52,080,000
    162,500   Tecumseh Products Co. (Class B)                         7,515,625
                                                                 --------------
                                                                 $  288,199,939
                                                                 --------------
  TOTAL CAPITAL GOODS . . . . . . . . . . . . . . . . . . .      $  315,193,429
                                                                 --------------
                           CONSUMER DURABLES -- 7.4%
                           CONSUMER DURABLES -- 0.3%
    679,000   Bassett Furniture Industries, Inc.                 $   17,059,875
                                                                 --------------
                                                                 $   17,059,875
                                                                 --------------
                             MOTOR VEHICLES -- 7.1%
  1,900,000   AGCO Corp.+                                        $   86,450,000
    117,600   A.O. Smith Corp.                                        3,042,900
    275,000   Ashok Leyland Ltd.*                                     3,472,563
  1,000,000   Breed Technologies Inc.                                19,875,000


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
         SCHEDULE OF INVESTMENTS -- PIONEER II -- SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
   ------                                                             -----
                          MOTOR VEHICLES -- CONTINUED
  2,541,200   Cummins Engine Company, Inc.+                      $   97,836,200
    400,000   Douglas & Lomason Co.+                                  4,900,000
  3,930,000   Fiat SpA di Risp                                        9,144,904
    950,000   General Motors Corp.                                   44,531,250
  1,500,000   Hitachi Zosen Corp.                                     7,400,476
    420,000   Honda Motor Co.                                         7,620,655
    335,000   Magna International Inc. (Class A)                     15,116,875
    175,000   Mahindra & Mahindra Ltd. (G.D.R.)*                      2,320,500
     45,000   Mannesmann AG                                          14,898,348
    530,000   Stewart & Stevenson Services, Inc.                     17,092,500
    520,000   Strattec Security Corp.*+                               7,410,000
    762,500   AB Volvo (Series B Free)                               18,693,846
                                                                 --------------
                                                                 $  359,806,017
                                                                 --------------
  TOTAL CONSUMER DURABLES . . . . . . . . . . . . . . . . .      $  376,865,892
                                                                 --------------
                          CONSUMER NON-DURABLES -- 14.4%
                           AGRICULTURE & FOOD -- 6.9%
  2,165,100   Hormel Foods Corp.                                 $   57,104,513
  4,044,200   IBP, Inc.+                                            215,859,175
     20,000   Nestle S.A. (Registered Shares)                        20,763,493
  1,092,500   Pioneer Hi-Bred International, Inc.                    50,255,000
    377,900   Terra Industries Inc.                                   5,385,075
                                                                 --------------
                                                                 $  349,367,256
                                                                 --------------
                           CONSUMER LUXURIES -- 0.8%
  1,500,000   Brunswick Corp.                                    $   30,375,000
    180,000   Sega Enterprises, Ltd.                                 10,403,479
                                                                 --------------
                                                                 $   40,778,479
                                                                 --------------
                               HOME PRODUCTS -- 1.7%
    410,000   Colgate-Palmolive Co.                              $   27,316,250
    358,600   First Brands Corp.                                     16,137,000
  1,030,000   Lancaster Colony Corp.                                 35,020,000
    460,000   Sharp Corp.                                             6,517,719
                                                                 --------------
                                                                 $   84,990,969
                                                                 --------------
                              RETAIL FOOD -- 1.4%
      4,000   Daiei, Inc.                                        $       46,075
     45,000   Docks de France, S.A.                                   6,894,086
     27,000   Promodes S.A.                                           6,579,716
  1,970,000   SuperValu Stores, Inc.                                 57,868,750
                                                                 --------------
                                                                 $   71,388,627
                                                                 --------------
                            RETAIL NON-FOOD -- 3.0%
    175,000   Jostens, Inc.                                      $    4,112,500
    800,000   Mattel, Inc.                                           23,500,000
  2,000,000   Reebok International Ltd.                              68,750,000
    874,900   Rite Aid Corp.                                         24,497,200
     96,500   Sony Music Entertainment, Inc.                          4,465,871
  1,065,000   Toys "R" Us, Inc.*                                     28,755,000
                                                                 --------------
                                                                 $  154,080,571
                                                                 --------------
                                TEXTILES -- 0.6%
        200   Far East Textile, Ltd.                             $          223
    290,000   Indian Rayon and Industries
                Ltd. (G.D.R.)*                                        4,060,000
     80,000   Precot Mills Ltd.*                                        330,489
     26,667   Precot Mills Ltd. (New)*                                  110,163
    190,000   Raymond Ltd. (G.D.R.)*                                  3,123,125
  1,668,900   Shaw Industries, Inc.                                  24,616,275
    119,150   Taiwan Polypropylene Co., Ltd.                            175,682
                                                                 --------------
                                                                 $   32,415,957
                                                                 --------------
   TOTAL CONSUMER NON-DURABLES. . . . . . . . . . . . . . .      $  733,021,859
                                                                 --------------
                                 ENERGY -- 1.6%
                              OIL SERVICES -- 1.6%
    338,680   Koninklijke Pakhoed N.V., C.V.A.                   $   10,012,021
    250,000   Reliance Industries (G.D.R.)*                           4,532,500
  1,021,700   Santa Fe Pacific Pipeline Partners, L.P.+              37,292,050
  1,700,000   YPF S.A. (Class D) (A.D.R.)                            30,600,000
                                                                 --------------
   TOTAL ENERGY . . . . . . . . . . . . . . . . . . . . . .      $   82,436,571
                                                                 --------------
                               FINANCIAL -- 21.5%
                            COMMERCIAL BANK -- 9.6%
    205,900   Banco Comercial Portugues
                S.A. (A.D.R.)                                    $    2,702,437
  1,044,600   Banco De Santander S.A.                                44,062,562
    125,000   Banco Popular Espanol S.A.                             19,563,807
  1,600,000   BankAmerica Corp.                                      95,800,000
     50,000   Chemical Banking Corp.                                  3,043,750
     20,000   Commerzbank A.G.                                        4,588,451
    635,000   Espirito Santo Financial Holdings
                S.A. (A.D.R.)                                         7,461,250
  1,815,000   First Interstate Bancorp                              182,861,250
    950,000   First Tennessee National Corp.                         52,725,000
    975,000   Mellon Bank Corp.                                      43,509,375
    100,000   National City Corp.                                     3,087,500
    641,000   New York Bancorp Inc.                                  12,499,500
    430,000   Norwest Company, Inc.                                  14,082,500
                                                                 --------------
                                                                 $  485,987,382
                                                                 --------------
                         FINANCE/MISCELLANEOUS -- 5.0%
    302,500   Bay View Capital Corp.                             $    8,167,500
  3,065,000   California Federal Bank*+                              48,273,750
    273,230   California Federal Bank
                Goodwill Certificates*                                1,571,073
    333,700   The Chase Manhattan Corp.                              20,397,413
    330,000   Federal National Mortgage Association                  34,155,000
  1,640,000   GreenPoint Financial Corp.                             45,305,000
    500,000   Integra Financial Corp.                                29,062,500
  1,692,000   Jardine Strategic Holdings, Ltd.                        4,940,640
    140,000   Reliance Bancorp, Inc.                                  2,047,500
  1,105,000   Student Loan Marketing Association                     59,670,000
                                                                 --------------
                                                                 $  253,590,376
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
         SCHEDULE OF INVESTMENTS -- PIONEER II -- SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
   ------                                                             -----
                             LIFE INSURANCE -- 0.0%
    364,000   Cathay Life Insurance Co.                          $    1,607,417
                                                                 --------------
                                                                 $    1,607,417
                                                                 --------------
                           INSURANCE-GENERAL -- 5.0%
  3,100,000   AMBAC Inc.+                                        $  136,400,000
  2,250,000   Istituto Nazionale delle Assicurazioni                  3,043,648
  1,513,000   MBIA Inc.                                             106,666,500
      4,446   Nuernberger Beteiligungs AG (Series B)                  3,985,896
        889   Nuernberger Beteiligungs
                AG Partright (Series B)*                                797,000
      3,128   Nuernberger Beteiligungs AG                             3,113,427
                                                                 --------------
                                                                 $  254,006,471
                                                                 --------------
                             SAVINGS & LOAN -- 1.9%
    325,000   Great Western Financial Corp.                      $    7,718,750
  3,265,000   Washington Mutual, Inc.+                               86,522,500
                                                                 --------------
                                                                 $   94,241,250
                                                                 --------------
  TOTAL FINANCIAL . . . . . . . . . . . . . . . . . . . . .      $1,089,432,896
                                                                 --------------
                                SERVICES -- 8.4%
                    HEALTH SERVICES & PERSONAL CARE -- 5.6%
  2,935,000   Columbia/HCA Healthcare Corp.                      $  142,714,375
    730,000   Humana Inc.*                                           14,691,250
    500,000   Lincare Holdings, Inc.*                                12,875,000
  1,204,600   Service Corp. International                            47,129,975
    850,000   Tenet Healthcare Corp.*                                14,768,750
  1,450,000   U.S. Healthcare, Inc.                                  51,293,750
                                                                 --------------
                                                                 $  283,473,100
                                                                 --------------
                           HOTEL & RESTAURANT -- 0.1%
    250,000   Indian Hotel Co., Ltd. (G.D.R.)*                   $    4,625,000
                                                                 --------------
                            PHARMACEUTICALS -- 0.6%
    845,000   AB Astra (Series A Free)                           $   30,282,589
    175,000   Dr. Reddy's Laboratories Ltd. (G.D.R.)*                 1,509,813
                                                                 --------------
                                                                 $   31,792,402
                                                                 --------------
                         MISCELLANEOUS SERVICES -- 2.1%
  2,125,000   American Greetings Corp. (Class A)                 $   64,812,500
  1,300,000   Kelly Services Inc. (Class A)                          34,775,000
     39,737   Pinault-Printemps S.A.                                  8,474,196
                                                                 --------------
                                                                 $  108,061,696
                                                                 --------------
  TOTAL SERVICES. . . . . . . . . . . . . . . . . . . . . .      $  427,952,198
                                                                 --------------
                               TECHNOLOGY -- 9.0%
                            BUSINESS MACHINES -- 2.1%
  5,187,030   Acer, Co.                                          $   12,267,557
    338,000   First International Computer, Inc.                        450,903
    250,000   Hewlett Packard Co.                                    20,843,750
  1,800,000   Stratus Computers, Inc.*+                              47,250,000
    475,000   Silicon Graphics, Inc.*                                16,328,125

                         BUSINESS MACHINES -- CONTINUED
    800,000   Tandem Computers Inc.*                             $    9,800,000
                                                                 --------------
                                                                 $  106,940,335
                                                                 --------------
                               ELECTRONICS -- 4.6%
    720,000   Adaptec, Inc.*                                     $   29,700,000
     93,500   Allen Organ Co. (Class B) (Non-voting)                  4,301,000
    112,500   American Superconductor Corp.*                          1,490,625
     39,200   Analog Devices, Inc.*                                   1,357,300
  1,043,100   Arrow Electronics, Inc.*                               56,718,563
        280   Delta Electronic Industrial Co., Ltd.*                        430
    450,000   EMC Corp.*                                              8,156,250
     33,500   Felten & Guillaume Energietechnik AG                    6,266,765
    620,000   Hitachi, Ltd.                                           6,825,563
    715,000   Intergraph Corp.*                                       8,669,375
    496,667   Leader Universal Holdings Bhd.                          1,524,671
    450,000   Lockheed Martin Corp.                                  30,206,250
    248,500   MTS Systems Corp.+                                      7,020,125
    100,000   Newbridge Networks Corp.*                               2,937,500
        240   Samsung Electronics Co., Ltd.
                (G.D.R.) 144A*                                           26,640
        488   Samsung Electronics Co., Ltd.
                   (G.D.R.) (1 Voting Share)*                            51,240
      1,216   Samsung Electronics Co., Ltd.
                (Sponsored G.D.R.)*                                     145,920
     38,000   Samsung Electronics Co., Ltd. (G.D.S.)                  2,622,000
        570   Samsung Electronics Co., Ltd.
                (New Common Two)                                         61,562
  1,848,000   Storage Technology Corp.*                              45,276,000
  1,675,800   Taiwan Semiconductor
                Manufacturing Co.                                     6,099,831
  4,544,600   Tatung Co., Ltd.                                        7,607,697
  2,387,664   United Microelectronics Corp.                           6,485,148
                                                                 --------------
                                                                 $  233,550,455
                                                                 --------------
                         PHOTO/INSTRUMENTATION -- 2.3%
    600,000   Dionex Corp.*+                                     $   31,350,000
    820,000   The Perkin-Elmer Corp.                                 29,212,500
  1,025,000   Varian Associates, Inc.                                54,325,000
                                                                 --------------
                                                                 $  114,887,500
                                                                 --------------
   TOTAL TECHNOLOGY . . . . . . . . . . . . . . . . . . . .      $  455,378,290
                                                                 --------------
                             TRANSPORTATION -- 2.1%
                             AIR TRANSPORT -- 0.0%
    435,587   Modi Luft (Class B)                                $      250,639
                                                                 --------------
                             RAILROAD & BUS -- 1.6%
  1,000,000   CSX Corp.                                          $   84,125,000
                                                                 --------------
                                TRUCKING -- 0.5%

  1,767,000   Yellow Corp.+                                      $   24,296,250
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
         SCHEDULE OF INVESTMENTS -- PIONEER II -- SEPTEMBER 30, 1995
--------------------------------------------------------------------------------
   SHARES                                                             VALUE
   ------                                                             -----

                          TRANSPORTATION -- CONTINUED
  TOTAL TRANSPORTATION . . . . . . . . . . . . . . . . . . .     $  108,671,889
                                                                 --------------
                               UTILITIES -- 12.5%
                            ELECTRIC UTILITY -- 7.9%
    482,100   Allegheny Power Systems, Inc.                      $   12,293,550
  1,500,000   Baltimore Gas and Electric Co.                         38,812,500
    400,000   Detroit Edison Co.                                     12,900,000
  4,037,500   Dominion Resources, Inc.                              151,910,938
    300,000   Empresa Nacional de Electridad S.A.                    15,488,183
    946,000   Hawaiian Electric Industries, Inc.                     35,948,000
  1,190,000   Huaneng Power International, Inc.*                     20,527,500
    415,000   Korea Electric Power Corp.                             17,303,671
  1,176,000   National Power Plc                                      4,207,980
  1,550,000   SCEcorp                                                27,512,500
    200,000   Unicom Corp.                                            6,050,000
  1,563,500   Union Electric Co.                                     58,435,812
                                                                 --------------
                                                                 $  401,390,634
                                                                 --------------
                              GAS UTILITY -- 1.6%
    796,300   MCN Corp.                                          $   15,726,925
  1,317,500   Peoples Energy Corp.                                   36,231,250
  1,513,800   Washington Gas Light Co.                               30,086,775
                                                                 --------------
                                                                 $   82,044,950
                                                                 --------------
                           TELECOMMUNICATIONS -- 2.8%
  1,210,458   Cable & Wireless Plc                               $    7,991,783
    600,000   L.M. Ericsson Telephone Co.                            14,700,000
    380,800   Nokia Corp. (Class A)                                  26,924,981
    890,000   Nokia Corp. (Class A) (A.D.R.)                         62,077,500
    259,144   Royal PTT Nederland N.V.                                9,228,891
  5,255,000   Telecom Italia Mobile SpA *                             8,771,631
  5,255,000   Telecom Italia SpA                                      8,690,110
    200,000   Telefonos de Mexico S.A.
                (L Shares) (A.D.R.)                                   6,350,000
                                                                 --------------
                                                                 $  144,734,896
                                                                 --------------
                             UTILITY/OTHER -- 0.2%
    637,600   United Water Resources, Inc.                       $    8,129,400
                                                                 --------------
  TOTAL UTILITIES . . . . . . . . . . . . . . . . . . . . .      $  636,299,880
                                                                 --------------
                             MISCELLANEOUS -- 0.3%
                        CONGLOMERATES & HOLDINGS -- 0.3%
    278,315   Jardine Matheson Holdings, Ltd.                    $    1,878,626
    293,000   Veba AG                                                11,729,514
                                                                 --------------
  TOTAL MISCELLANEOUS                                            $   13,608,140
                                                                 --------------
  TOTAL COMMON STOCKS
    (Cost $3,936,835,517)                                        $4,817,102,912
                                                                 --------------

 WARRANTS                                                             VALUE
 --------                                                             -----

                                WARRANTS -- 0.0%
    188,000   Jardine Strategic Holdings,
                Ltd., 5/2/98*                                    $       67,680
                                                                 --------------
  TOTAL WARRANTS
    (Cost $96,243)                                               $       67,680
                                                                 --------------
  TOTAL INVESTMENT IN SECURITIES
    (Cost $3,953,108,184)(a)                                     $4,861,068,234
                                                                 --------------

 PRINCIPAL
  AMOUNT
 ---------
                       TEMPORARY CASH INVESTMENTS -- 4.3%
                        U.S. TREASURY OBLIGATIONS -- 3.1%
$18,000,000   U.S. Treasury Bill, 5.29%, 10/5/95                 $   17,992,440
 15,800,000   U.S. Treasury Bill, 5.45%, 10/12/95                    15,777,374
 15,000,000   U.S. Treasury Bill, 5.42%, 10/19/95                    14,963,655
 15,000,000   U.S. Treasury Bill, 5.36%, 10/26/95                    14,949,180
 15,000,000   U.S. Treasury Bill, 5.32%, 11/9/95                     14,916,390
 15,000,000   U.S. Treasury Bill, 5.41%, 11/16/95                    14,901,165
 15,000,000   U.S. Treasury Bill, 5.32%, 11/30/95                    14,873,865
 15,000,000   U.S. Treasury Bill, 5.325%, 12/7/95                    14,855,340
 15,000,000   U.S. Treasury Bill, 5.295%, 12/14/95                   14,837,865
 20,000,000   U.S. Treasury Bill, 5.21%, 12/21/95                    19,765,760
                                                                 --------------
  TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $157,796,875)                                          $  157,833,034
                                                                 --------------
                            COMMERCIAL PAPER -- 1.2%
$12,477,000   Associates Corp. of North America,
                5.70%, 10/2/95                                   $   12,496,790
 18,078,000   Household Finance Corp.,
                6.25%, 10/2/95                                       18,084,280
 14,226,000   Norwest Financial Inc.,
                5.72%, 10/3/95                                       14,237,314
 16,040,000   Prudential Funding Corp.,
                5.78%, 10/4/95                                       16,047,733
                                                                 --------------
  TOTAL COMMERCIAL PAPER
   (Cost $60,821,000)                                            $   60,866,117
                                                                 --------------
  TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $218,617,875)                                           $  218,699,151
                                                                 --------------
  TOTAL INVESTMENT IN SECURITIES AND
    TEMPORARY CASH INVESTMENTS-100%
    (Cost $4,171,726,059)                                        $5,079,767,385
                                                                 ==============


   The accompanying notes are an integral part of these financial statements.

                                       8

--------------------------------------------------------------------------------
SCHEDULE   OF    INVESTMENTS    --   PIONEER   II   --   SEPTEMBER    30,   1995
--------------------------------------------------------------------------------

* Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company (see Note 5).

144A Security  exempt from  registration  under Rule 144A of the Securities
Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,1995, the value of these amounted to $30,199,140, or 0.6% of total net assets.

(a) At September 30, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $3,958,169,155 was as follows:

Aggregate  gross  unrealized  gain for all investments in which there is an excess of value  over tax cost . . . . . . . .  $1,047,657,993
Aggregate gross unrealized loss for all investments in which
there is an excess of tax cost overvalue    . . . . . . . . $ (144,758,914)
                                                             --------------
Net unrealized gain .  .  .  .  .  .  .  .  .  .  .  .      $  902,899,079
                                                             ==============


--------------------------------------------------------------------------------
Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1995 aggregated approximately $2,769,812,000 and $3,053,138,000, respectively.


--------------------------------------------------------------------------------
                      BALANCE SHEET -- SEPTEMBER 30, 1995
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------
ASSETS:
    Investment in securities, at value (including temporary cash investments of $218,699) (cost $4,171,726; see Schedule of Investments and Note 1) . . . . . . .  $5,079,767
    Foreign currencies, at value (Note 1). . . . . . . . . . . . . . . . . . . . . . . . .      23,368
    Receivables-
      Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . .                50,496
      Dividends, interest and foreign taxes withheld (Note 1). . . . . . . . . . . . . . .       8,193
      Trust shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,303
    Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         132
                                                                                            ----------
         Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $5,163,259
                                                                                            ----------
LIABILITIES:
    Payables-
      Investment securities purchased  . . . . . . . . . . . . . . . . . . . . . . . . . .  $   34,278
      Due to bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8,207
      Trust shares repurchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,651
      Forward foreign currency settlement contracts-net (Note 1) . . . . . . . . . . . . .         106
    Accrued expenses-
      Management fees (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         316
      Other (Notes 2, 3 and 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,738
                                                                                            ----------
         Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   48,296
                                                                                            ----------
NET ASSETS:
    Paid-in capital (Note 1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $3,830,324
    Accumulated undistributed net investment income (Note 1) . . . . . . . . . . . . . . .      36,402
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions (Note 1) . . . . . . . . . . . . . . . . . . . . . . .     340,416
    Net unrealized gain on investments (Note 1)  . . . . . . . . . . . . . . . . . . . . .     907,996
    Net unrealized loss on forward foreign currency contracts and other
      assets and liabilities denominated in foreign currencies (Note 1)  . . . . . . . . .        (175)
                                                                                            ----------
        Total net assets (equivalent to $20.66 per share based on
          247,541,206 shares outstanding). . . . . . . . . . . . . . . . . . . . . . . . .  $5,114,963
                                                                                            ==========

   The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                      STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED SEPTEMBER 30, 1995 (DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1):
    Dividends (net of foreign taxes withheld of $1,978)...................................................$114,455
    Interest (net of foreign taxes withheld of $112)......................................................  14,628
                                                                                                          --------
         Total investment income..........................................................................$129,083
                                                                                                          --------
EXPENSES:
    Management fees (Note 2)..............................................................................$ 21,051
    Transfer fees (Note 3)................................................................................  10,877
    Distribution fees (Note 4)............................................................................   8,744
    Custodian fees........................................................................................   1,238
    Printing..............................................................................................     563
    Accounting (Note 2)...................................................................................     242
    Professional fees.....................................................................................     174
    Registration fees.....................................................................................     115
    Fees and expenses of nonaffiliated trustees...........................................................      58
    Miscellaneous.........................................................................................     178
                                                                                                          --------
         Total expenses...................................................................................$ 43,240
         Less fees paid indirectly (Note 6)...............................................................   1,184
                                                                                                          --------
         Net expenses.....................................................................................$ 42,056
                                                                                                          --------
             Net investment income........................................................................$ 87,027
                                                                                                          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) from:
      Investments -- (net of capital gain taxes of $106) (Note 1).......................... $ 409,060
      Forward foreign currency contracts and other assets and
            liabilities denominated in foreign currencies (Note 1).........................    (6,363)    $402,697
                                                                                            ---------     --------
    Net unrealized gain (loss) from:
      Change in net unrealized gain on investments (Note 1)..........................        $ 377,751
      Change in net unrealized gain on forward foregin currency contracts and other
        assets and liabilities denominated in foreign currencies (Notes 1)                        (609)   $377,142
                                                                                             ---------    --------
      Net gain on investments and foreign currency transactions.......................................    $779,839
                                                                                                          --------
           Net increase in net assets resulting from operations.......................................    $866,866
                                                                                                          ========

-----------------------------------------------------------------------------------------------------------------------------------
                        STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994
                                           (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                            1995           1994
                                                                                                            ----           ----
FROM OPERATIONS:
    Net investment income............................................................................... $   87,027     $   70,887
      Net realized gain on investments and other foreign currency transactions..........................    402,697        389,305
      Change  in net unrealized gain on investments and other foreign currency transactions.............    377,142       (144,681)
                                                                                                         ----------     ----------
        Net increase in net assets resulting from operations............................................    866,866     $  315,511
                                                                                                         ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ($0.30 and $0.33 per share, respectively)..................................... $  (71,692)       (71,991)
    Net realized gain on investments ($1.81 and $2.25 per share, respectively)..........................   (415,685)      (472,746)
                                                                                                         ----------     ----------
      Decrease in net assets resulting from distributions to shareholders...............................   (487,377     $ (544,737)
                                                                                                         ----------     ----------
FROM TRUST SHARE TRANSACTIONS:                                              Shares
                                                                  ----------------------------
    Net proceeds from sale of shares.............................  14,703,193        18,712,024          $  272,715     $  361,056
    Net asset value of shares issued to shareholders in
      reinvestment of dividend distributions.....................  27,336,288        27,805,542             463,968        520,944
    Cost of shares repurchased................................... (27,190,398)      (25,389,203)           (510,434)      (491,221)
                                                                  -----------       -----------          ----------     ----------
      Net increase in net assets resulting
        from trust share transactions............................  14,849,083        21,128,363          $  226,249     $  390,779
                                                                  ===========       ===========          ----------     ----------
      Net increase in net assets.......................................................................  $  605,738     $  161,553

NET ASSETS:
    Beginning of year..................................................................................   4,509,225      4,347,672
                                                                                                         ----------     ----------
    End of year (including accumulated undistributed net investment income of
      $36,402 and $28,831, respectively)...............................................................  $5,114,963     $4,509,225
                                                                                                         ==========     ==========

   The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                    FINANCIAL HIGHLIGHTS -- SELECTED DATA FOR A SHARE OUTSTANDING
                                                      FOR THE YEARS PRESENTED
------------------------------------------------------------------------------------------------------------------------------------
                                                  For the Year Ended September 30,
------------------------------------------------------------------------------------------------------------------------------------
                         1995       1994       1993       1992       1991       1990       1989       1988       1987       1986
                         ----       ----       ----       ----       ----       ----       ----       ----       ----       ----
Net asset value,
  beginning of
  year......           $   19.38  $   20.55  $   18.86  $   18.22  $   15.35  $   21.12  $   18.29  $   24.09  $   18.48  $   16.65
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Increase (decrease)
  from investment
  operations:
  Net investment
    income...........  $    0.35  $    0.36  $    0.38  $    0.44  $    0.52  $    0.59  $    0.65  $    0.54   $   0.46  $    0.43
  Net realized and
    unrealized gain
    (loss) on
    investments, and
    other foreign
    currency
    transactions            3.04       1.05       2.85       1.27       3.16      (3.81)      3.84      (3.86)      6.67       3.07
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total increase
      (decrease) from
      investment
      operations.....  $    3.39  $    1.41  $    3.23  $    1.71  $    3.68  $   (3.22) $    4.49  $   (3.32) $    7.13  $    3.50
Distribution to
  shareholders from:
  Net investment
    income...........      (0.30)     (0.33)     (0.39)     (0.47)     (0.55)     (0.64)     (0.62)     (0.48)     (0.49)     (0.52)
  Net realized gain..      (1.81)     (2.25)    (1.15)      (0.60)     (0.26)     (1.91)     (1.04)     (2.00)     (1.03)     (1.15)
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease)
   in net asset value. $    1.28  $   (1.17) $    1.69  $    0.64  $    2.87  $   (5.77) $    2.83  $   (5.80) $    5.61  $    1.83
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value,
  end of year......... $   20.66  $   19.38  $   20.55  $   18.86  $   18.22  $   15.35  $   21.12  $   18.29  $   24.09  $   18.48
                       =========  =========  =========  =========  =========  =========  =========  =========  =========  =========
Total return*.........     19.92%      7.37%     18.15%      9.92%     24.61%    (17.16%)    26.55%    (12.04%)    41.37%    22.77%
Ratio of net
  operating expenses
  to average net
  assets..............      0.93%**   0.90%+      0.96%+     0.94%+     0.83%      0.75%      0.77%      0.81%      0.75%     0.72%
Ratio of net
  investment income to
  average net assets..      1.85%**   1.59%+      1.89%+     2.31%+     3.02%      3.18%      3.31%      3.06%      2.18%     2.43%
Portfolio turnover
  rate                        63%       68%         66%        64%        46%        42%        34%        30%        26%       29%
Net assets,
  end of period
  (in thousands)...   $5,114,963 $4,509,225 $4,347,672 $3,974,712 $4,039,234 $3,588,735 $4,411,923 $3,724,615 $4,456,459 $2,841,545

Ratios net of
  expenses paid
  through third
  party brokerage/
  service and
  certain expense
  offset arrangements:
    Net operating expenses  0.91%      0.90%      0.95%      0.93%        --         --         --         --         --         --
    Net investment income   1.87%      1.59%      1.90%      2.32%        --         --         --         --         --         --

 *Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, and the complete redemption of the investment at the net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

**Ratios include expenses paid through third party brokerage/service and certain expense offset arrangements.

 +Ratios for 1994, 1993 and 1992 have been modified to comply with certain provisions of SEC Release No. 33-7197: Payment for
  Investment Company Services with Brokerage Commissions. Ratios of net operating expenses and net investment income to average net assets prior to 1992 have not been modified as such.

   The accompanying notes are an integral part of these financial statements.
                                       11

               NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

  1. Pioneer II (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.
       The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

  A. Security Valuation -- Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Temporary cash investments with a maturity of 60 days or less are valued at amortized cost plus accrued interest, which approximates value. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

       In addition, net realized gains on securities in certain countries give rise to capital gains taxes. It is the Fund's policy to provide a reserve against net unrealized gains for anticipated capital gains taxes on such securities held by the Fund. For the year ended September 30, 1995, the Fund paid approximately $106,000 in capital gains taxes on gains realized on the sale of certain foreign securities.

       Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

       Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards.These settlements are included in other income to the extent that they are not identifiable with realized or unrealized losses. Included in net realized gain from investments is approximately $1,154,000 of class action settlements received by the Fund during the year ended September 30, 1995.

  B. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

       Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with t he net realized and unrealized gain or loss on investments.

  C. Forward Foreign Currency Contracts -- The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. Dollar. As of September 30, 1995, the Fund had no outstanding portfolio hedges. At September 30, 1995, the Fund's gross forward foreign currency settlement contracts receivable and payable were approximately $8,884,000 and $8,990,000, respectively, resulting in a net payable of approximately $106,000.

  D. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At September 30, 1995, the Fund reclassified from accumulated undistributed net investment income approximately $1,275,000 and $6,717,000 to paid-in capital and accumulated undistributed net realized gain on investments and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  E. Trust Shares -- The Fund records sales and repurchases of its trust shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer G roup, Inc. (PGI). PFD earned approximately $1,498,000 in underwriting commissi ons on the sale of the Fund's trust shares during the year ended September 30, 1995. Distributions to shareholders are recorded as of the ex-dividend date.

  F. Reclassification - During the year ended September 30, 1995, the Fund reclassified approximately $228,000 from Accumulated undistributed net investment income to Net unrealized gain on investments. This reclassification represents the provision for foreign taxes payable on unrealized capital gains earned on certain foreign securities previously treated as an operating expense.

  2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in Accrued expenses-- Other is approximately $25,000 in accounting fees payable to PMC at September 30, 1995.

  3. Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in Accrued expenses -- Other is approximately $882,000 in transfer agent fees payable to PSC at September 30, 1995.

  4. The Fund adopted a Plan of Distribution (the Plan) that allows for the Fund to reimburse PFD for expenditures to finance any activities primarily intended to result in the sale of trust shares. The Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15% on qualifying investments in the Fund made prior to August 19, 1991 and 0.25% on qualifying investments made on or subsequent to that date. Included in Accrued expenses -- Other is approximately $2,383,000 in distribution fees payable to PFD at September 30, 1995.

  5. The Fund's investments in certain companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of September 30, 1995:

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                              DIVIDEND
AFFILIATES                                               PURCHASES           SALES             INCOME           VALUE
----------                                               ---------           -----            --------          -----
A.M. Castle & Co.                                        $  4,776            $   --          $  461          $1,023,363
AGCO Corp.                                                 65,021             4,900               48             86,450
Allegheny Ludlum Corp.                                     39,344                --            1,575             89,004
AMBAC Inc.                                                  8,597             5,021            1,615            136,400
Amcast Industrial Corp.                                       649                --              441             16,014
Briggs & Stratton Corp.                                     8,179            22,593            2,479             86,308
BW/IP, Inc.                                                   594             2,122              746             31,460
California Federal Bank*                                   23,155                --               --             48,274
Cummins Engine Co., Inc.                                  109,941                --            1,791             97,836
Cytec Industries Inc.*                                     15,970             5,900               --             45,895
Dionex Corp.*                                                  --                --               --             31,350
Donaldson Co.                                              15,701               163              354             39,629
Douglas & Lomason Co.                                       1,737                --              160              4,900
IBP, Inc.                                                  45,834            19,504              792            215,859
Longview Fibre Co.                                         37,048             1,230              857             42,700
MTS Systems Corp.                                              --             2,637              180              7,020
National Steel Corp. (Class B)*                            29,500                --               --             28,121
New York Bancorp Inc.                                      11,355                --              212             12,500
Rouge Steel Co. (Class A)                                  54,730                --              100             46,351
Santa Fe Pacific Pipeline Partners, L.P.                   19,085                --            2,065             37,292
Strattec Security Corp.*                                    5,497                --               --              7,410
Stratus Computers Inc.*                                    40,961                --               --             47,250
Trinity Industries Leasing Co.                             68,371                --               70             65,100
Washington Mutual, Inc.                                     6,910            29,869            3,092             86,523
Yellow Corp.                                               17,884             3,136            1,056             24,296
                                                         --------           -------          -------         ----------
                                                         $630,839           $97,075          $18,094         $1,357,305
                                                         ========           =======          =======         ==========

*Non-income producing security.

  6. PMC has entered into certain directed brokerage and expense offset arrangements resulting in a reduction of the Fund's total expenses. For the year ended September 30, 1995, custody fees paid with third party brokerage commissions and transfer agent fees paid in connection with interest earned on account balances maintained by the transfer agent were approximately $758,000 and $426,000, respectively.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER II:

     We have audited the accompanying balance sheet of Pioneer II, including the schedule of investments, as of September 30, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of September 30, 1995, the results of its operations, the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                                           ARTHUR ANDERSEN LLP
Boston, Massachusetts
October 27, 1995

TAX TREATMENT OF DISTRIBUTIONS MADE DURING THE YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

During the fiscal year ended September 30, 1995, the Fund paid the following distributions:

                                                                           Distributions Per Share
                                                            --------------------------------------------------------
                                                                From Net
To Shareholders                                               Investment                      From Net
of Record                           Payment Date                Income                      Realized Gain
--------------------             --------------------        -------------    ---------------------------------------
                                                                                   Short-term            Long-term
                                                                              --------------------   ----------------
December 20, 1994                December 29, 1994               $0.17                $0.361               $1.444
June 22, 1995                    June 30, 1995                   $0.13                  --                   --
                                                                 ----                 ------               ------
                                             TOTAL               $0.30                $0.361               $1.444
                                                                 =====                ======               ======

     On a per share basis, the distributions from net realized gain include
$1.444, which should be reported as long-term capital gain. The remaining $0.361 should be combined with the $0.30 distribution from net investment income for a total of $0.661, which represents ordinary income.

     Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 100% of distributions from net investment income represents qualifying dividends.

     Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above.
The tax cost of the shares received is $16.82 per share.

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP
OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

     The aggregate direct remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended September 30, 1995 was approximately $54,000, plus expenses incurred in attending trustees meetings of approximately $4,000. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., the investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1995), are reimbursed to the Fund by Pioneer Management Corporation in accordance with the management contract with the Fund. At September 30, 1995, the trustees and officers of the Fund owned beneficially 76,752 shares of the Fund (approximately 0.03% of the outstanding shares). The Pioneer Group, Inc. is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at September 30, 1995.

                                                          Pioneer II
                                                          Annual Report
                                                          September 30, 1995


                PIONEER II
             60 STATE STREET
          BOSTON, MASSACHUSETTS
                  02109

OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
FRANCIS J. BOGGAN, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES
JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

-----------------------------------------------------------------------
    Please call Pioneer for information on:

    Existing accounts, new accounts,
    prospectuses, applications,
    and service forms.......................        1-800-225-6292
    Fund yields and prices..................        1-800-225-4321
    Telecommunications Device
    for the Deaf (TDD)......................        1-800-225-1997
    Toll-free fax...........................        1-800-225-4240
    Retirement plans........................        1-800-622-0176
-----------------------------------------------------------------------


When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies and other information concerning the Fund.

1195-2820
Copy Rights Pioneer Funds Distributor, Inc.